UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

          January 31, 2021
Annual Report
to Shareholders
DWS Total Return Bond Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
33	Statement of Assets and Liabilities
35	Statement of Operations
36	Statements of Changes in Net Assets
37	Financial Highlights
43	Notes to Financial Statements
62	Report of Independent Registered Public Accounting Firm
64	Information About Your Fund's Expenses
66	Tax Information
67	Advisory Agreement Board Considerations and Fee Evaluation
72	Board Members and Officers
77	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	DWS Total Return Bond Fund

The securities markets are volatile and the market prices of the Fund’s securities may decline. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS Total Return Bond Fund	| 3

Letter to Shareholders
Dear Shareholder:
The outlook for economic recovery remains positive overall, buoyed by progress in the approval and distribution of coronavirus vaccines and a resolution of the 2020 elections. We still, however, have a long road ahead.
Restrictive measures are likely to remain in place, at least to some degree, until broad vaccine distribution is achieved. This suggests that full recovery might take some time. This view appears to be shared by the U.S. Federal Reserve (Fed). Despite more optimism on growth and employment, inflation is expected to remain below the 2% target. Only by 2023 are inflation and unemployment forecasts at levels that would reflect what the Fed would currently see as a full recovery.
The coming months should bring clarity regarding the Biden administration’s domestic and foreign policies. The first priority is likely to be another tranche of COVID-related fiscal support. In the first quarter, we anticipate passage of a bill built around further stimulus checks, funds for state and local governments, and enhancements to unemployment benefits, among other provisions.
Recovery suggests that long-term interest rates climb, at least modestly, and S&P earnings per share (EPS) could return to its prior peak in the second quarter of this year. That is a reasonable and constructive outlook, but it provides little help in forecasting equity returns for 2021. Fair or sustainable price-to-earnings ratios (PEs) on mid-cycle earnings remains uncertain.
As we move forward, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.
We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.
Best regards,
Hepsen Uzcan President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4 |	DWS Total Return Bond Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
For the annual period ended January 31, 2021, DWS Total Return Bond Fund returned 5.63%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 4.72%. The average return for the Fund’s Morningstar peer group, the Intermediate-Term Bond Funds category, was 5.00%.
Investment Strategy
The Fund seeks to maximize total return consistent with preservation of capital and prudent investment management by investing for both current income and capital appreciation. The Fund invests mainly in U.S. dollar-denominated fixed-income securities, including corporate bonds, U.S. government and agency bonds, and mortgage- and asset-backed securities. The Fund may also invest significantly in foreign investment-grade fixed-income securities and non-investment-grade (high-yield or junk bonds) securities of U.S. and foreign issuers, including issuers in countries with new or emerging securities markets. To maintain liquidity, the Fund may also invest in cash or money market instruments.
Bond markets generally finished the 12-month period ended January 31, 2021 with strong returns, although the journey was volatile as investors struggled to come to terms with uncertainty around the COVID-19 pandemic.
Risk assets declined sharply in February and March of 2020 as governments sought to contain the virus by locking down economies. Even high-quality segments of the bond market came under severe stress as investors sought to sell whatever they could to raise cash. Energy-related credits plunged as a deteriorating demand outlook was exacerbated by an ill-timed oil price war between Saudi Arabia and Russia.
The U.S. Federal Reserve (Fed) responded to the liquidity crisis by cutting short-term interest rates to zero, expanding its lending facilities and
DWS Total Return Bond Fund	| 5

announcing a broad-based asset-purchase program that included Treasuries, mortgage-backed securities, municipal bonds and corporate issues. Congress in turn passed a $2.2 trillion stimulus package. The result of these policy efforts was a rebound in credit-oriented assets beginning in late March.
“Risk assets declined sharply in February and March of 2020 as governments sought to contain the virus by locking down economies."
The fall saw some bouts of volatility on rising COVID-19 cases and concern over the potential for a disputed outcome to the U.S. presidential election. However, the rally resumed in November on a clear resolution to the presidential race and headlines around a pair of coronavirus vaccines which raised hopes for a return to more normal economic activity in 2021.
Corporate bonds led performance within the U.S. investment grade bond market for the 12 months. The yield on the 10-year Treasury bond began the year at 1.92% and touched an historic low of 0.52% in the wake of the pandemic as investors sought a “safe haven,” before drifting higher late in the period to finish at 1.11%.
Positive and Negative Contributors to Performance
The Fund’s outperformance versus the benchmark for the 12-month period was driven by positioning with respect to more credit-sensitive fixed-income sectors that trade at a yield spread relative to U.S. Treasuries.
As markets became dislocated in the first quarter of 2020, the Fund’s performance suffered from a lack of exposure to U.S. Treasuries, which benefited as investors sought a “safe haven”. At the same time, we managed to limit the negative impact on performance of the Fund’s overweight to credit-based assets by hedging this exposure via indexed exposure to credit default swaps.
As the period progressed and risk sentiment strengthened, the Fund’s off-benchmark allocation to high yield corporate bonds, comprising diversified exposure across industrial sectors, boosted return meaningfully. Performance for high yield issues notably outstripped that of
6 |	DWS Total Return Bond Fund

their investment grade counterparts over the second half of 2020. Overweight positioning in investment grade corporates contributed positively as well to relative performance, with much of our exposure there focused within financials.
Out-of-benchmark exposure to select emerging market debt also contributed positively to relative performance. The asset class was supported over much of the period by low U.S. interest rates, a weakening dollar and firming oil prices.
The Fund’s investments in securitized credit categories including residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities provided positive absolute returns while lagging benchmark constituents.
Positioning with respect to duration and corresponding interest rate sensitivity was essentially a neutral factor in performance.
While there were few material detractors over the year, on the whole derivatives used to hedge currency, credit and interest rate risk weighed slightly on performance.
Outlook and Positioning
As of January 31, 2021, the bulk of the portfolio was allocated approximately as follows: 41.6% to U.S. investment grade corporate bonds, 31.9% to securitized assets, 19.3% to high-yield corporate bonds and 6.7% to emerging markets. The Fund’s overall duration was 5.95 years versus 6.27 years for the Barclays U.S. Aggregate Index.
We remain constructive on spread sectors overall, most notably high-quality securitized assets given attractive risk adjusted yields and the Fed’s overall support of the market. We view high yield corporates as supported by encouraging credit metrics and very strong investor demand. However, we are proceeding with caution with respect to lower-quality exposures given the recent narrowing of spreads and valuations that are less attractive than witnessed a few months ago.
DWS Total Return Bond Fund	| 7

Portfolio Management Team
Gregory M. Staples, CFA, Managing Director
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—	Joined DWS in 2005 with 23 years of industry experience. Prior to his current role, he was a Senior Portfolio Manager and Co-Head of Portfolio Management. Prior to joining, he served as a Senior Managing Director at MONY.
—	Head of Fixed Income for North America: New York.
—	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.
Thomas M. Farina, CFA, Managing Director
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—	Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
—	Senior Portfolio Manager and Co-Head of US Credit: New York.
—	BA and MA in Economics, State University of New York at Albany.
Kelly L. Beam, CFA, Director
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—	Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
—	Fixed Income Portfolio Manager: New York.
—	BS in Finance, Lehigh University; MBA, Fordham University.
Christopher J. Munshower, CFA, Director
Portfolio Manager of the Fund. Began managing the Fund in 2020.
—	Joined DWS in 2004. Previously worked as a Senior High Grade Fixed Income Analyst at Bear Stearns and a Senior Research Analyst in the Insurance Ratings Group and in the Municipal Bond Group at Standard & Poor’s.
—	Corporate Sector Portfolio Manager: New York.
—	BS in Accounting and Economics, Lehigh University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
The Morningstar Intermediate-Term Bond Funds category represents funds that focus on corporate, government, foreign or other issues with an average duration of
8 |	DWS Total Return Bond Fund

greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four years but less than 10 years. Source: Morningstar, Inc.
Mortgage-backed securities are securities made up of a bundle of home loans bought from the banks that issued them. Investors receive periodic payments similar to coupon payments on bonds.
Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.
Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.
A credit default swap is an agreement that the seller of the swap will compensate the buyer in the event of a debt default or other credit event.
DWS Total Return Bond Fund	| 9

Performance Summary	January 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/21
Unadjusted for Sales Charge	5.63%	4.61%	3.78%
Adjusted for the Maximum Sales Charge (max 2.75% load)	2.73%	4.03%	3.50%
Bloomberg Barclays U.S. Aggregate Bond Index†	4.72%	4.00%	3.75%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/21
Unadjusted for Sales Charge	4.84%	3.85%	3.02%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.84%	3.85%	3.02%
Bloomberg Barclays U.S. Aggregate Bond Index†	4.72%	4.00%	3.75%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/21
No Sales Charges	5.37%	4.28%	3.35%
Bloomberg Barclays U.S. Aggregate Bond Index†	4.72%	4.00%	3.75%
Class R6	1-Year	Life of Class*
Average Annual Total Returns as of 1/31/21
No Sales Charges	5.82%	5.85%
Bloomberg Barclays U.S. Aggregate Bond Index†	4.72%	5.99%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/21
No Sales Charges	5.90%	4.87%	4.05%
Bloomberg Barclays U.S. Aggregate Bond Index†	4.72%	4.00%	3.75%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/21
No Sales Charges	5.91%	4.90%	4.06%
Bloomberg Barclays U.S. Aggregate Bond Index†	4.72%	4.00%	3.75%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from
10 |	DWS Total Return Bond Fund

performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.98%, 1.70%, 1.36%, 0.75%, 0.74% and 0.69% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
Returns shown for Class R shares for the periods prior to its inception on October 27, 2017 are derived from the historical performance of Institutional shares of DWS Total Return Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

                                                     Yearly periods ended January 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
The growth of $10,000 is cumulative.
DWS Total Return Bond Fund	| 11

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 1, 2019.
†	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
1/31/21	$ 11.43	$ 11.44	$ 11.43	$ 11.38	$ 11.43	$ 11.39
1/31/20	$ 11.05	$ 11.06	$ 11.05	$ 11.01	$ 11.05	$ 11.01
Distribution Information as of 1/31/21
Income Dividends, Twelve Months	$ .24	$ .15	$ .21	$ .26	$ .26	$ .26
January Income Dividend	$ .0192	$ .0119	$ .0168	$ .0215	$ .0216	$ .0216
SEC 30-day Yield‡	1.32%	.64%	1.14%	1.63%	1.63%	1.64%
Current Annualized Distribution Rate‡	2.02%	1.25%	1.76%	2.27%	2.27%	2.28%
‡	The SEC yield is net investment income per share earned over the month ended January 31, 2021, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.18%, 0.49%, 0.80%, 1.52%, 1.50% and 1.48% for Class A, C, R, R6, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2021. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.88%, 1.10%, 1.42%, 2.16%, 2.14% and 2.12% for Class A, C, R, R6, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
12 |	DWS Total Return Bond Fund

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Net Assets)	1/31/21	1/31/20
Corporate Bonds	66%	45%
Mortgage-Backed Securities Pass-Throughs	13%	9%
Asset-Backed	7%	10%
Collateralized Mortgage Obligations	8%	13%
Government & Agency Obligations	5%	16%
Commercial Mortgage-Backed Securities	4%	7%
Short-Term U.S. Treasury Obligations	1%	—
Warrants	0%	0%
Commercial Paper	—	0%
Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities, Net	–4%	–0%
	100%	100%
Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	1/31/21	1/31/20
AAA	24%	42%
AA	5%	7%
A	17%	15%
BBB	36%	24%
BB	15%	8%
B	2%	3%
CCC	0%	—
Not Rated	1%	1%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	1/31/21	1/31/20
Effective Maturity	8.5 years	9.0 years
Effective Duration	6.0 years	6.1 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 77 for contact information.
DWS Total Return Bond Fund	| 13

Investment Portfolio	as of January 31, 2021

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 66.0%
Communication Services 8.2%
Amazon.com, Inc.:
2.5%, 6/3/2050	160,000	157,962
4.25%, 8/22/2057	500,000	675,225
Arches Buyer, Inc., 144A, 4.25%, 6/1/2028	295,000	294,631
AT&T, Inc.:
3-month USD-LIBOR + 1.18%, 1.4% (b), 6/12/2024	2,256,000	2,315,462
1.65%, 2/1/2028	410,000	412,200
2.25%, 2/1/2032	730,000	719,988
2.75%, 6/1/2031	1,050,000	1,095,872
3.65%, 6/1/2051	800,000	797,185
CCO Holdings LLC:
144A, 4.75%, 3/1/2030	970,000	1,031,808
144A, 5.875%, 5/1/2027	890,000	924,932
Charter Communications Operating LLC:
3.7%, 4/1/2051	1,140,000	1,119,939
3.75%, 2/15/2028	560,000	620,268
Comcast Corp.:
1.95%, 1/15/2031	360,000	363,004
2.8%, 1/15/2051	360,000	356,289
Cox Communications, Inc., 144A, 2.95%, 10/1/2050	345,000	338,949
CSC Holdings LLC:
144A, 3.375%, 2/15/2031	1,290,000	1,258,846
144A, 4.125%, 12/1/2030	1,145,000	1,171,335
Discovery Communications LLC, 144A, 4.0%, 9/15/2055	300,000	322,153
Empresa Nacional de Telecomunicaciones SA, REG S, 4.75%, 8/1/2026 (c)	750,000	836,005
Match Group Holdings II LLC, 144A, 4.125%, 8/1/2030	1,360,000	1,400,800
Meituan, 144A, 2.125%, 10/28/2025	721,000	735,240
Netflix, Inc.:
144A, 3.625%, 6/15/2025	435,000	472,519
5.5%, 2/15/2022	1,370,000	1,433,362
5.875%, 11/15/2028	1,350,000	1,694,250
NortonLifeLock, Inc., 3.95%, 6/15/2022	2,500,000	2,543,750
Outfront Media Capital LLC, 144A, 4.25%, 1/15/2029	570,000	565,725
Tencent Music Entertainment Group, 2.0%, 9/3/2030	857,000	838,348
T-Mobile U.S.A., Inc.:
144A, 2.05%, 2/15/2028	215,000	220,280
144A, 2.25%, 11/15/2031	985,000	982,675
The accompanying notes are an integral part of the financial statements.
14 |	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
144A, 3.3%, 2/15/2051	550,000	537,650
144A, 3.6%, 11/15/2060	215,000	215,695
144A, 4.375%, 4/15/2040	500,000	585,515
VeriSign, Inc.:
4.625%, 5/1/2023	2,750,000	2,769,745
5.25%, 4/1/2025	2,750,000	3,104,062
Verizon Communications, Inc.:
2.65%, 11/20/2040	425,000	412,932
3.0%, 11/20/2060	400,000	382,889
4.329%, 9/21/2028	500,000	594,085
ViacomCBS, Inc., 4.2%, 5/19/2032	485,000	573,781
Vodafone Group PLC, 4.25%, 9/17/2050	500,000	591,734
Walt Disney Co.:
2.65%, 1/13/2031	435,000	468,231
3.6%, 1/13/2051	430,000	488,619
		36,423,940
Consumer Discretionary 7.3%
1011778 BC Unlimited Liability Co., 144A, 4.375%, 1/15/2028	2,200,000	2,244,000
7-Eleven, Inc.:
144A, 0.95%, 2/10/2026 (d)	225,000	224,950
144A, 1.3%, 2/10/2028 (d)	292,000	290,524
144A, 1.8%, 2/10/2031 (d)	1,092,000	1,081,282
144A, 2.8%, 2/10/2051 (d)	175,000	172,344
Carnival Corp., 144A, 7.625%, 3/1/2026 (c)	863,000	912,623
Cummins, Inc., 2.6%, 9/1/2050	300,000	293,955
Dollar General Corp., 4.125%, 4/3/2050	175,000	211,200
Ford Motor Credit Co. LLC:
3.37%, 11/17/2023	3,000,000	3,062,850
3.375%, 11/13/2025	2,219,000	2,265,488
4.0%, 11/13/2030	240,000	245,551
5.584%, 3/18/2024	2,189,000	2,366,200
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	1,000,000	992,027
3.95%, 4/13/2024	1,195,000	1,300,793
4.35%, 4/9/2025	720,000	804,938
Genuine Parts Co., 1.875%, 11/1/2030	240,000	235,619
Hilton Domestic Operating Co., Inc.:
144A, 3.625%, 2/15/2032 (d)	2,250,000	2,228,265
144A, 4.0%, 5/1/2031	1,110,000	1,140,442
Home Depot, Inc., 3.125%, 12/15/2049	800,000	862,952
Hyundai Capital America, 144A, 1.25%, 9/18/2023	1,205,000	1,216,207
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 15

	Principal Amount ($)(a)	Value ($)
Lowe's Companies, Inc.:
3.0%, 10/15/2050	345,000	350,404
4.05%, 5/3/2047	300,000	357,731
McDonald's Corp.:
2.125%, 3/1/2030	355,000	365,831
4.2%, 4/1/2050	420,000	515,052
NIKE, Inc., 3.375%, 3/27/2050	252,000	289,952
Nissan Motor Co., Ltd., 144A, 4.345%, 9/17/2027 (c)	3,400,000	3,746,377
O'Reilly Automotive, Inc., 1.75%, 3/15/2031	145,000	142,460
PetSmart, Inc., 144A, 4.75%, 2/15/2028 (d)	390,000	390,000
QVC, Inc., 4.75%, 2/15/2027	1,750,000	1,876,219
Real Hero Merger Sub 2, Inc., 144A, 6.25%, 2/1/2029	270,000	276,993
Sands China Ltd., 4.6%, 8/8/2023	1,200,000	1,270,896
Tractor Supply Co., 1.75%, 11/1/2030	115,000	113,615
Volkswagen Group of America Finance LLC, 144A, 3.125%, 5/12/2023	585,000	617,501
		32,465,241
Consumer Staples 2.0%
Albertsons Companies, Inc.:
144A, 3.25%, 3/15/2026	820,000	826,150
144A, 3.5%, 3/15/2029	460,000	454,250
Altria Group, Inc.:
3.875%, 9/16/2046	140,000	145,549
4.45%, 5/6/2050	320,000	364,358
4.8%, 2/14/2029	220,000	261,134
Anheuser-Busch InBev Worldwide, Inc.:
4.35%, 6/1/2040	420,000	501,194
4.439%, 10/6/2048	430,000	514,148
5.55%, 1/23/2049	581,000	791,546
BAT Capital Corp., 2.726%, 3/25/2031	495,000	502,781
Conagra Brands, Inc., 1.375%, 11/1/2027	255,000	254,624
Constellation Brands, Inc., 2.875%, 5/1/2030	400,000	429,979
Diageo Capital PLC, 2.125%, 4/29/2032	200,000	205,433
General Mills, Inc., 2.875%, 4/15/2030	655,000	711,140
Keurig Dr Pepper, Inc.:
3.2%, 5/1/2030	235,000	260,425
3.8%, 5/1/2050	285,000	325,668
4.057%, 5/25/2023	580,000	626,831
Nestle Holdings, Inc., 144A, 4.0%, 9/24/2048	325,000	411,168
PepsiCo, Inc., 3.5%, 3/19/2040	245,000	284,843
The accompanying notes are an integral part of the financial statements.
16 |	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
Philip Morris International, Inc., 2.1%, 5/1/2030	590,000	602,430
Smithfield Foods, Inc., 144A, 3.0%, 10/15/2030	365,000	379,501
		8,853,152
Energy 4.3%
BP Capital Markets America, Inc.:
1.749%, 8/10/2030	340,000	334,830
2.939%, 6/4/2051	1,000,000	962,014
Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/2024	600,000	698,095
Cheniere Energy Partners LP, 4.5%, 10/1/2029	2,000,000	2,144,040
Continental Resources, Inc., 4.375%, 1/15/2028 (c)	2,250,000	2,306,250
Energy Transfer Operating LP:
4.05%, 3/15/2025	1,500,000	1,635,406
4.25%, 3/15/2023	2,150,000	2,278,208
EQM Midstream Partners LP, 144A, 4.5%, 1/15/2029	685,000	663,080
Exxon Mobil Corp.:
2.44%, 8/16/2029	871,000	923,080
3.482%, 3/19/2030	940,000	1,064,978
Hess Corp., 5.8%, 4/1/2047	945,000	1,163,956
Indigo Natural Resources LLC, 144A, 5.375%, 2/1/2029 (d)	445,000	439,437
Marathon Petroleum Corp.:
4.5%, 5/1/2023	1,125,000	1,216,998
4.7%, 5/1/2025	990,000	1,130,880
MPLX LP, 2.65%, 8/15/2030	305,000	311,518
Occidental Petroleum Corp.:
5.5%, 12/1/2025	110,000	114,950
6.125%, 1/1/2031	135,000	148,034
Phillips 66, 1.3%, 2/15/2026	340,000	343,936
Plains All American Pipeline LP, 3.8%, 9/15/2030	360,000	380,296
Saudi Arabian Oil Co.:
144A, 1.625%, 11/24/2025	242,000	246,409
144A, 2.25%, 11/24/2030	305,000	304,217
Total Capital International SA, 3.127%, 5/29/2050	480,000	491,783
		19,302,395
Financials 19.2%
AerCap Ireland Capital DAC:
3.15%, 2/15/2024	2,500,000	2,619,449
4.625%, 10/15/2027 (c)	2,500,000	2,826,522
Air Lease Corp., 3.0%, 2/1/2030	1,075,000	1,092,992
Aircastle Ltd., 4.4%, 9/25/2023	1,214,000	1,301,764
Avolon Holdings Funding Ltd.:
144A, 2.75%, 2/21/2028	1,025,000	1,001,465
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 17

	Principal Amount ($)(a)	Value ($)
144A, 4.25%, 4/15/2026	370,000	400,694
144A, 5.125%, 10/1/2023	1,172,000	1,262,896
Banco del Estado de Chile, 144A, 2.704%, 1/9/2025	960,000	1,014,969
Banco Nacional de Panama, 144A, 2.5%, 8/11/2030	862,000	860,491
Bank of America Corp.:
1.922%, 10/24/2031	1,370,000	1,357,651
2.592%, 4/29/2031	1,585,000	1,659,415
2.676%, 6/19/2041	450,000	448,480
4.3%, Perpetual (e)	1,542,000	1,590,372
Barclays PLC:
2.645%, 6/24/2031	850,000	873,728
2.852%, 5/7/2026	1,505,000	1,601,505
BBVA Bancomer SA, 144A, 1.875%, 9/18/2025	1,427,000	1,435,277
Berkshire Hathaway Finance Corp.:
2.5%, 1/15/2051	450,000	430,322
2.85%, 10/15/2050	380,000	389,247
Blackstone Secured Lending Fund, 144A, 3.625%, 1/15/2026	1,385,000	1,424,670
BNP Paribas SA, 144A, 2.219%, 6/9/2026	690,000	720,988
BPCE SA:
144A, 2.277%, 1/20/2032	1,285,000	1,289,561
144A, 4.625%, 9/12/2028	760,000	905,744
Citigroup, Inc.:
2.572%, 6/3/2031	1,080,000	1,123,256
3.2%, 10/21/2026	1,000,000	1,102,063
4.0%, Perpetual (e)	5,800,000	5,879,750
4.412%, 3/31/2031	720,000	855,329
5.5%, 9/13/2025	1,500,000	1,783,469
Credit Suisse Group AG:
144A, 2.193%, 6/5/2026	480,000	498,738
144A, 2.593%, 9/11/2025	450,000	474,661
Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/2026	850,000	989,116
Discover Bank, 2.45%, 9/12/2024	770,000	813,439
GE Capital Funding LLC, 144A, 4.4%, 5/15/2030	375,000	433,306
Global Payments, Inc., 3.2%, 8/15/2029	1,200,000	1,310,614
HSBC Holdings PLC:
2.357%, 8/18/2031	200,000	202,985
2.633%, 11/7/2025	1,400,000	1,482,664
4.6%, Perpetual (e)	2,500,000	2,534,375
Intercontinental Exchange, Inc.:
2.1%, 6/15/2030	465,000	473,804
3.0%, 6/15/2050	273,000	278,846
The accompanying notes are an integral part of the financial statements.
18 |	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
JAB Holdings BV, 144A, 2.2%, 11/23/2030	345,000	340,756
JPMorgan Chase & Co.:
1.953%, 2/4/2032 (d)	1,204,000	1,201,866
2.522%, 4/22/2031	1,525,000	1,597,554
2.739%, 10/15/2030	1,000,000	1,069,313
2.956%, 5/13/2031	495,000	528,984
Macquarie Group Ltd., 144A, 1.34%, 1/12/2027	850,000	854,623
Metropolitan Life Global Funding I, 144A, 2.95%, 4/9/2030	312,000	345,677
Morgan Stanley:
1.794%, 2/13/2032	445,000	438,134
1.928%, 4/28/2032	620,000	617,599
2.188%, 4/28/2026	1,045,000	1,096,298
3.622%, 4/1/2031	810,000	921,161
Nippon Life Insurance Co., 144A, 2.75%, 1/21/2051	365,000	361,140
OneMain Finance Corp., 4.0%, 9/15/2030	285,000	287,494
Oversea-Chinese Banking Corp., Ltd., 144A, 1.832%, 9/10/2030	3,405,000	3,442,620
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	54,000	56,629
PayPal Holdings, Inc.:
2.65%, 10/1/2026	843,000	918,218
2.85%, 10/1/2029	230,000	250,420
Prudential Financial, Inc., 4.35%, 2/25/2050	295,000	368,417
REC Ltd.:
144A, 4.75%, 5/19/2023	683,000	726,247
144A, 5.25%, 11/13/2023	1,345,000	1,467,247
RELX Capital, Inc., 3.0%, 5/22/2030	140,000	152,580
Santander Holdings U.S.A., Inc., 3.244%, 10/5/2026	1,000,000	1,084,490
Societe Generale SA:
144A, 2.625%, 1/22/2025	680,000	717,070
144A, 5.375%, Perpetual (e)	2,650,000	2,755,470
Standard Chartered PLC, 144A, 4.75%, Perpetual (e)	825,000	833,415
State Street Corp., 2.4%, 1/24/2030	1,015,000	1,089,425
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	750,000	919,971
Synchrony Financial, 4.375%, 3/19/2024	630,000	691,247
The Allstate Corp., 3.85%, 8/10/2049	330,000	403,740
The Charles Schwab Corp., Series H, 4.0%, Perpetual (e)	1,270,000	1,308,100
The Goldman Sachs Group, Inc.:
1.992%, 1/27/2032	290,000	290,313
3.5%, 4/1/2025	702,000	774,015
3.75%, 2/25/2026	1,255,000	1,413,964
Series S, 4.4%, Perpetual (c) (e)	629,000	645,511
Wells Fargo & Co.:
2.188%, 4/30/2026	2,945,000	3,082,830
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 19

	Principal Amount ($)(a)		Value ($)
2.393%, 6/2/2028		1,274,000	1,343,440
2.879%, 10/30/2030		1,500,000	1,609,703
3.196%, 6/17/2027		970,000	1,064,955
3.9%, Perpetual (e)		2,105,000	2,105,000
			85,920,253
Health Care 4.4%
AbbVie, Inc.:
3.2%, 11/21/2029		560,000	619,297
4.25%, 11/21/2049		360,000	434,037
4.75%, 3/15/2045		300,000	380,093
Alcon Finance Corp., 144A, 2.75%, 9/23/2026		300,000	327,720
Amgen, Inc.:
3.375%, 2/21/2050		400,000	429,226
4.563%, 6/15/2048		300,000	386,460
Anthem, Inc., 2.25%, 5/15/2030		810,000	834,951
AstraZeneca PLC, 1.375%, 8/6/2030		410,000	395,280
Bausch Health Companies, Inc., 144A, 5.25%, 2/15/2031		435,000	448,167
Biogen, Inc., 3.15%, 5/1/2050		410,000	410,481
Bristol-Myers Squibb Co., 4.25%, 10/26/2049		880,000	1,122,912
Cigna Corp.:
2.4%, 3/15/2030		275,000	286,693
3.2%, 3/15/2040		145,000	155,119
CVS Health Corp.:
1.75%, 8/21/2030		1,000,000	984,258
2.7%, 8/21/2040		225,000	219,363
4.25%, 4/1/2050		180,000	215,999
5.05%, 3/25/2048		500,000	652,257
DH Europe Finance II Sarl, 0.75%, 9/18/2031	EUR	2,010,000	2,489,190
Eli Lilly & Co., 4.15%, 3/15/2059		140,000	182,998
Fresenius Medical Care U.S. Finance III, Inc., 144A, 2.375%, 2/16/2031		495,000	498,588
Gilead Sciences, Inc.:
1.65%, 10/1/2030		320,000	316,305
2.8%, 10/1/2050		380,000	366,168
HCA, Inc., 5.25%, 6/15/2026		1,900,000	2,243,831
Merck & Co., Inc., 2.45%, 6/24/2050		790,000	761,079
Pfizer, Inc., 4.2%, 9/15/2048		615,000	785,282
Stryker Corp., 2.9%, 6/15/2050		500,000	510,764
Takeda Pharmaceutical Co., Ltd.:
2.05%, 3/31/2030		295,000	297,409
3.175%, 7/9/2050		545,000	556,806
Thermo Fisher Scientific, Inc., 2.6%, 10/1/2029		1,090,000	1,174,003
The accompanying notes are an integral part of the financial statements.
20 |	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
UnitedHealth Group, Inc.:
2.875%, 8/15/2029	327,000	361,873
2.9%, 5/15/2050	430,000	446,087
4.45%, 12/15/2048	244,000	318,357
		19,611,053
Industrials 6.4%
3M Co., 3.7%, 4/15/2050	232,000	274,716
Adani Ports & Special Economic Zone Ltd., 144A, 4.2%, 8/4/2027	1,264,000	1,377,926
Agilent Technologies, Inc., 2.1%, 6/4/2030	375,000	385,167
BAE Systems PLC, 144A, 3.0%, 9/15/2050	300,000	303,927
Boeing Co.:
1.95%, 2/1/2024	2,310,000	2,371,878
2.7%, 5/1/2022	1,235,000	1,266,529
2.75%, 2/1/2026	3,195,000	3,344,637
4.508%, 5/1/2023	1,325,000	1,425,824
4.875%, 5/1/2025	873,000	984,983
Delta Air Lines, Inc.:
4.375%, 4/19/2028	850,000	867,725
144A, 4.5%, 10/20/2025	270,000	288,418
Empresa de los Ferrocarriles del Estado, 144A, 3.068%, 8/18/2050	367,000	337,145
FedEx Corp., 3.8%, 5/15/2025	2,405,000	2,697,393
Gartner, Inc., 144A, 3.75%, 10/1/2030	525,000	541,406
General Electric Co.:
3.45%, 5/1/2027	415,000	464,456
3.625%, 5/1/2030	310,000	343,849
GFL Environmental, Inc.:
144A, 3.75%, 8/1/2025	890,000	907,800
144A, 4.0%, 8/1/2028	1,450,000	1,436,152
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026 (d)	270,000	279,956
Nielsen Finance LLC, 144A, 5.625%, 10/1/2028	985,000	1,054,369
Otis Worldwide Corp., 2.565%, 2/15/2030	530,000	559,538
Penske Truck Leasing Co. LP, 144A, 1.2%, 11/15/2025	675,000	678,302
Prime Security Services Borrower LLC:
144A, 5.25%, 4/15/2024	2,380,000	2,531,725
144A, 6.25%, 1/15/2028	680,000	724,200
Republic Services, Inc., 1.75%, 2/15/2032	375,000	368,470
Roper Technologies, Inc., 2.0%, 6/30/2030	335,000	336,849
XPO Logistics, Inc., 144A, 6.25%, 5/1/2025	2,350,000	2,523,312
		28,676,652
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 21

	Principal Amount ($)(a)	Value ($)
Information Technology 4.1%
Apple, Inc., 3.75%, 9/12/2047	525,000	626,833
Broadcom, Inc.:
144A, 3.5%, 2/15/2041	490,000	494,102
144A, 3.75%, 2/15/2051	235,000	240,014
4.11%, 9/15/2028	1,274,000	1,437,572
4.75%, 4/15/2029	275,000	321,135
5.0%, 4/15/2030	630,000	750,186
Crowdstrike Holdings, Inc., 3.0%, 2/15/2029	535,000	541,353
Dell International LLC:
144A, 4.9%, 10/1/2026	2,208,000	2,576,533
144A, 5.875%, 6/15/2021	1,095,000	1,097,409
144A, 8.35%, 7/15/2046	520,000	771,876
Intel Corp., 3.25%, 11/15/2049	580,000	623,874
International Business Machines Corp., 3.5%, 5/15/2029	1,175,000	1,335,400
KLA Corp., 3.3%, 3/1/2050	282,000	309,019
Microchip Technology, Inc., 144A, 2.67%, 9/1/2023	445,000	465,664
Microsoft Corp., 3.7%, 8/8/2046	775,000	950,319
NXP BV, 144A, 2.7%, 5/1/2025	125,000	133,746
Open Text Corp., 144A, 3.875%, 2/15/2028	1,800,000	1,840,500
Oracle Corp.:
3.6%, 4/1/2050	235,000	260,481
4.0%, 11/15/2047	350,000	411,993
Qorvo, Inc., 144A, 3.375%, 4/1/2031	500,000	511,250
Seagate HDD Cayman:
144A, 3.125%, 7/15/2029	335,000	324,548
144A, 3.375%, 7/15/2031	205,000	199,875
SK Hynix, Inc.:
144A, 1.5%, 1/19/2026	1,769,000	1,782,440
144A, 2.375%, 1/19/2031	285,000	286,568
		18,292,690
Materials 1.8%
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022	750,000	792,225
Corp. Nacional del Cobre de Chile, 144A, 3.15%, 1/15/2051	259,000	252,374
Glencore Funding LLC, 144A, 1.625%, 9/1/2025	2,370,000	2,424,386
LYB International Finance III LLC, 3.625%, 4/1/2051	255,000	265,547
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	2,370,000	2,643,735
Newmont Corp., 2.25%, 10/1/2030	365,000	374,619
Nucor Corp., 2.7%, 6/1/2030	95,000	102,256
Nutrition & Biosciences, Inc., 144A, 3.468%, 12/1/2050	498,000	527,090
Reynolds Group Issuer, Inc, 144A, 4.0%, 10/15/2027	380,000	382,261
The accompanying notes are an integral part of the financial statements.
22 |	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
Valvoline, Inc., 144A, 3.625%, 6/15/2031	185,000	185,694
WRKCo., Inc., 3.0%, 6/15/2033	260,000	282,569
		8,232,756
Real Estate 3.3%
American Tower Corp.:
(REIT), 2.1%, 6/15/2030	430,000	432,298
(REIT), 2.95%, 1/15/2051	290,000	279,515
Crown Castle International Corp., (REIT), 3.8%, 2/15/2028	820,000	924,927
Equinix, Inc.:
(REIT), 2.15%, 7/15/2030	271,000	270,254
(REIT), 3.2%, 11/18/2029	490,000	529,546
Iron Mountain, Inc.:
144A, (REIT), 5.0%, 7/15/2028	475,000	499,197
144A, (REIT), 5.25%, 7/15/2030	915,000	972,188
MPT Operating Partnership LP, (REIT), 3.5%, 3/15/2031	1,750,000	1,773,809
Office Properties Income Trust, (REIT), 4.15%, 2/1/2022	395,000	403,048
SBA Communications Corp.:
144A, (REIT), 3.125%, 2/1/2029	3,000,000	3,001,875
(REIT), 3.875%, 2/15/2027	1,405,000	1,467,199
(REIT), 4.0%, 10/1/2022	1,350,000	1,364,040
(REIT), 4.875%, 9/1/2024	875,000	898,284
Uniti Group LP, 144A, (REIT), 6.5%, 2/15/2029 (d)	395,000	394,107
VEREIT Operating Partnership LP, (REIT), 2.85%, 12/15/2032	250,000	257,203
Welltower, Inc.:
(REIT), 2.75%, 1/15/2031	300,000	315,924
(REIT), 3.1%, 1/15/2030	820,000	885,244
		14,668,658
Utilities 5.0%
Abu Dhabi National Energy Co. PJSC, 144A, 4.375%, 4/23/2025	1,226,000	1,384,963
AES Panama Generation Holdings SRL, 144A, 4.375%, 5/31/2030	868,000	933,734
American Electric Power Co., Inc.:
3.2%, 11/13/2027	430,000	481,132
4.3%, 12/1/2028	155,000	182,861
Consolidated Edison Co., 3.95%, 4/1/2050	40,000	47,312
Dominion Energy, Inc., 3.375%, 4/1/2030	1,060,000	1,185,571
Duke Energy Corp.:
3.4%, 6/15/2029	270,000	302,699
4.2%, 6/15/2049	270,000	319,641
Duke Energy Indiana LLC, 2.75%, 4/1/2050	480,000	471,076
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 23

	Principal Amount ($)(a)		Value ($)
Edison International, 5.75%, 6/15/2027		1,655,000	1,989,121
EDP Finance BV, 144A, 3.625%, 7/15/2024		1,555,000	1,697,043
ENN Energy Holdings, Ltd., 144A, 2.625%, 9/17/2030		1,261,000	1,266,231
NextEra Energy Capital Holdings, Inc.:
3.25%, 4/1/2026		218,000	241,829
3.5%, 4/1/2029		740,000	835,733
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026		1,750,000	1,862,490
144A, 4.25%, 7/15/2024		2,700,000	2,862,270
Pacific Gas and Electric Co.:
2.5%, 2/1/2031		180,000	178,849
3.3%, 8/1/2040		520,000	507,972
3.5%, 8/1/2050		225,000	214,858
Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	2,526,000	3,338,752
Sempra Energy, 4.0%, 2/1/2048		680,000	775,421
Southern California Edison Co., 2.95%, 2/1/2051		480,000	457,960
Southern Power Co., Series F, 4.95%, 12/15/2046		745,000	883,665
			22,421,183
Total Corporate Bonds (Cost $278,642,898)			294,867,973
Mortgage-Backed Securities Pass-Throughs 12.8%
Federal Home Loan Mortgage Corp.:
3.5%, with various maturities from 6/1/2028 until 7/1/2045		4,346,386	4,804,322
4.5%, 12/1/2040		567,348	635,496
5.5%, with various maturities from 6/1/2039 until 5/1/2041		900,712	1,045,713
6.0%, 11/1/2038		119,310	133,440
7.5%, 2/1/2035		114,563	134,208
Federal National Mortgage Association:
2.0%, 2/1/2051 (d)		16,500,000	17,024,370
2.5%, 3/1/2050		1,963,441	2,094,122
3.0%, 12/1/2042		600,263	644,735
3.5%, with various maturities from 11/1/2042 until 10/1/2048		11,270,061	12,290,094
4.0%, with various maturities from 9/1/2040 until 12/1/2040		1,920,491	2,121,434
4.5%, 11/1/2043		320,368	357,202
5.5%, with various maturities from 2/1/2031 until 2/1/2042		1,492,130	1,704,160
6.5%, with various maturities from 5/1/2023 until 4/1/2037		29,708	33,444
The accompanying notes are an integral part of the financial statements.
24 |	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
Government National Mortgage Association:
2.0%, 2/1/2051 (d)	12,500,000	12,973,125
3.0%, with various maturities from 7/15/2042 until 8/15/2042	592,037	621,001
4.5%, 7/15/2040	59,248	67,151
5.5%, 6/15/2042	92,401	104,937
6.5%, with various maturities from 12/15/2023 until 7/15/2039	296,205	335,966
Total Mortgage-Backed Securities Pass-Throughs (Cost $55,745,515)		57,124,920
Asset-Backed 7.1%
Automobile Receivables 3.0%
AmeriCredit Automobile Receivables Trust, "C", Series 2019-2, 2.74%, 4/18/2025	6,850,000	7,133,764
Avis Budget Rental Car Funding AESOP LLC, "C", Series 2019-1A, 144A, 4.53%, 3/20/2023	500,000	513,143
CPS Auto Receivables Trust, "E", Series 2015-C, 144A, 6.54%, 8/16/2021	960,224	962,545
GMF Floorplan Owner Revolving Trust, "C", Series 2019-1, 144A, 3.06%, 4/15/2024	2,510,000	2,572,181
Hertz Vehicle Financing II LP, "B", Series 2019-3A, 144A, 3.03%, 12/26/2025	2,200,000	2,207,361
		13,388,994
Credit Card Receivables 2.2%
Fair Square Issuance Trust, "A", Series 2020-AA, 144A, 2.9%, 9/20/2024	2,690,000	2,727,500
Master Credit Card Trust II, "A", Series 2020-1A, 144A, 1.99%, 9/21/2024	3,150,000	3,263,000
World Financial Network Credit Card Master Trust, "M", Series 2016-A, 2.33%, 4/15/2025	4,000,000	4,025,982
		10,016,482
Home Equity Loans 0.0%
CIT Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030	29,209	29,953
Miscellaneous 1.9%
Babson CLO Ltd., "A2R", Series 2016-1A, 144A, 3-month USD-LIBOR + 1.45%, 1.668% (b), 7/23/2030	3,300,000	3,300,040
CF Hippolyta LLC, "B1", Series 2020-1, 144A, 2.28%, 7/15/2060	1,521,704	1,546,143
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 25

	Principal Amount ($)(a)	Value ($)
JPMorgan Mortgage Acquisition Trust, "AF4", Series 2007-CH1, 4.815%, 11/25/2036	459,471	461,568
MVW Owner Trust, "A", Series 2019-1A, 144A, 2.89%, 11/20/2036	2,956,063	3,050,606
		8,358,357
Total Asset-Backed (Cost $31,168,466)		31,793,786
Commercial Mortgage-Backed Securities 3.9%
20 Times Square Trust, "C", Series 2018-20TS, 144A, 3.1%, 5/15/2035	1,500,000	1,485,077
BAMLL Commercial Mortgage Securities Trust, "C", Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.35%, 1.476% (b), 9/15/2034	667,000	661,974
BX Commercial Mortgage Trust, "D", Series 2018-IND, 144A, 1-month USD-LIBOR + 1.3%, 1.426% (b), 11/15/2035	525,000	525,658
Citigroup Commercial Mortgage Trust:
"A", Series 2020-555, 144A, 2.647%, 12/10/2041	5,000,000	5,361,621
"D", Series 2019-PRM, 144A, 4.35%, 5/10/2036	1,275,000	1,335,994
FHLMC Multifamily Structured Pass-Through Certificates:
"X1", Series K043, Interest Only, 0.528% (b), 12/25/2024	14,854,465	275,431
"X1P", Series KL05, Interest Only, 0.892% (b), 6/25/2029	22,500,000	1,480,421
"X1", Series K054, Interest Only, 1.169% (b), 1/25/2026	5,357,264	276,441
"X1", Series K110, Interest Only, 1.698% (b), 4/25/2030	10,391,905	1,379,162
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038	2,674,892	1,680,544
MTRO Commercial Mortgage Trust, "C", Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.3%, 1.427% (b), 12/15/2033	500,000	497,507
Natixis Commercial Mortgage Securities Trust, "A", Series 2018-OSS, 144A, 4.177%, 12/15/2037	750,000	832,922
NYT Mortgage Trust, "B", Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.4%, 1.526% (b), 12/15/2035	1,400,000	1,399,972
Total Commercial Mortgage-Backed Securities (Cost $17,721,958)		17,192,724
Collateralized Mortgage Obligations 8.1%
Alternative Loan Trust, "1A4", Series 2006-43CB, 6.0%, 2/25/2037	129,669	104,217
Banc of America Mortgage Trust, "2A2", Series 2004-A, 3.453% (b), 2/25/2034	69,474	70,553
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.538% (b), 12/25/2035	170,678	178,924
The accompanying notes are an integral part of the financial statements.
26 |	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
CHL Mortgage Pass Through Trust, "2A5", Series 2004-13, 5.75%, 8/25/2034	170,349	172,656
Connecticut Avenue Securities Trust:
"1M2", Series 2019-R03, 144A, 1-month USD-LIBOR + 2.15%, 2.28% (b), 9/25/2031	352,116	352,945
"1M2", Series 2019-R02, 144A, 1-month USD-LIBOR + 2.3%, 2.43% (b), 8/25/2031	595,273	596,689
CSFB Mortgage-Backed Pass-Through Certificates, "10A3", Series 2005-10, 6.0%, 11/25/2035	202,721	83,260
Fannie Mae Connecticut Avenue Securities:
"1M2", Series 2018-C06, 1-month USD-LIBOR + 2.0%, 2.13% (b), 3/25/2031	468,667	469,182
"1M2", Series 2018-C03, 1-month USD-LIBOR + 2.15%, 2.28% (b), 10/25/2030	737,381	738,076
"1M2", Series 2018-C01, 1-month USD-LIBOR + 2.25%, 2.38% (b), 7/25/2030	726,920	730,628
"1M2", Series 2018-C05, 1-month USD-LIBOR + 2.35%, 2.48% (b), 1/25/2031	1,570,539	1,579,155
Federal Home Loan Mortgage Corp.:
"6", Series 233, Interest Only, 4.5%, 8/15/2035	134,332	19,582
"C32", Series 303, Interest Only, 4.5%, 12/15/2042	1,283,530	225,429
"PS", Series 4922, Interest Only, 6.05% minus 1-month USD-LIBOR, 5.92% (b), 8/25/2049	7,250,258	1,266,332
Federal National Mortgage Association:
"AL", Series 2014-11, 2.5%, 11/25/2042	2,000,000	2,149,570
"KM", Series 2012-146, 3.0%, 1/25/2043	1,775,000	1,976,366
"CE", Series 2015-60, 3.75%, 8/25/2045	2,082,000	2,360,559
"4", Series 406, Interest Only, 4.0%, 9/25/2040	1,444,458	219,604
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M2", Series 2019-DNA4, 144A, 1-month USD-LIBOR + 1.95%, 2.08% (b), 10/25/2049	1,509,843	1,508,948
"M2", Series 2017-DNA3, 1-month USD-LIBOR + 2.5%, 2.63% (b), 3/25/2030	1,000,000	1,017,849
"M2", Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.65%, 2.78% (b), 1/25/2049	199,506	201,248
Government National Mortgage Association:
"BL", Series 2013-19, 2.5%, 2/20/2043	1,120,820	1,155,908
"LM", Series 2015-65, 3.0%, 5/20/2045	2,204,000	2,457,045
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029	3,703,266	219,661
"HZ", Series 2012-56, 3.5%, 6/20/2040	1,176,801	1,345,822
"MZ", Series 2014-27, 3.5%, 12/20/2043	3,359,527	3,849,134
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	803,173	49,089
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045	1,549,794	204,069
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039	457,571	91,016
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039	733,216	142,922
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 27

	Principal Amount ($)(a)		Value ($)
"PI", Series 2009-76, Interest Only, 6.0%, 3/16/2039		2,306	0
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		342,895	59,956
JPMorgan Mortgage Trust:
"A11", Series 2019-9, 144A, 1-month USD-LIBOR + 0.9%, 1.048% (b), 5/25/2050		1,798,380	1,812,598
"2A1", Series 2006-A2, 3.363% (b), 4/25/2036		408,492	402,224
"A3", Series 2019-INV3, 144A, 3.5%, 5/25/2050		2,919,552	3,025,784
"A3", Series 2020-INV1, 144A, 3.5%, 8/25/2050		856,037	889,004
Merrill Lynch Mortgage Investors Trust, "2A", Series 2003-A6, 2.574% (b), 10/25/2033		152,909	154,021
New Residential Mortgage Loan Trust:
"A1", Series 2019-NQM3, 144A, 2.802%, 7/25/2049		813,184	818,918
"A1", Series 2019-NQM2, 144A, 3.6%, 4/25/2049		1,058,731	1,069,494
STACR Trust:
"M2", Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.1%, 2.23% (b), 9/25/2048		1,081,081	1,082,543
"M2", Series 2018-DNA2, 144A, 1-month USD-LIBOR + 2.15%, 2.28% (b), 12/25/2030		1,400,000	1,404,390
Total Collateralized Mortgage Obligations (Cost $33,280,639)			36,255,370
Government & Agency Obligations 5.1%
Other Government Related (f) 0.2%
Novatek OAO, 144A, 6.604%, 2/3/2021		900,000	899,964
Sovereign Bonds 2.2%
Abu Dhabi Government International Bond, 144A, 3.125%, 4/16/2030		1,719,000	1,918,163
Bermuda Government International Bond, 144A, 2.375%, 8/20/2030		706,000	730,710
Brazilian Government International Bond, 3.875%, 6/12/2030		1,453,000	1,494,774
Colombia Government International Bond, 3.125%, 4/15/2031 (c)		747,000	771,658
Mexico Government International Bond, 3.75%, 4/19/2071		417,000	390,312
Perusahaan Penerbit SBSN Indonesia III, 144A, 2.8%, 6/23/2030		1,255,000	1,311,638
Republic of Kazakhstan, 144A, 1.55%, 11/9/2023	EUR	2,585,000	3,239,732
			9,856,987
U.S. Government Sponsored Agencies 0.5%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031		1,500,000	2,280,680
The accompanying notes are an integral part of the financial statements.
28 |	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
U.S. Treasury Obligations 2.2%
U.S. Treasury Bonds:
Zero Coupon, 8/15/2042	1,325,000	907,696
1.25%, 5/15/2050	9,361,000	8,065,087
U.S. Treasury Note, 0.875%, 11/15/2030	900,000	881,859
		9,854,642
Total Government & Agency Obligations (Cost $22,920,766)		22,892,273
Short-Term U.S. Treasury Obligations 1.1%
U.S. Treasury Bills:
0.101% (g), 8/12/2021(h)	2,000,000	1,999,253
0.125% (g), 8/12/2021	3,000,000	2,998,880
Total Short-Term U.S. Treasury Obligations (Cost $4,996,936)		4,998,133
	Shares	Value ($)
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (i) (Cost $70,220)	315	16,772
Securities Lending Collateral 1.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (j) (k) (Cost $7,042,438)	7,042,438	7,042,438
Cash Equivalents 2.5%
DWS Central Cash Management Government Fund, 0.05% (j)	11,030,279	11,030,279
DWS ESG Liquidity Fund “Capital Shares”, 0.15% (j)	3,404	3,404
Total Cash Equivalents (Cost $11,033,684)		11,033,683
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $462,623,520)	108.2	483,218,072
Other Assets and Liabilities, Net	(8.2)	(36,542,651)
Net Assets	100.0	446,675,421
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 29

A summary of the Fund’s transactions with affiliated investments during the year ended January 31, 2021 are as follows:
Value ($) at 1/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 1/31/2021	Value ($) at 1/31/2021
Securities Lending Collateral 1.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (j) (k)
1,051,405	5,991,033 (l)	—	—	—	41,609	—	7,042,438	7,042,438
Cash Equivalents 2.5%
DWS Central Cash Management Government Fund, 0.05% (j)
11,576,054	302,080,489	302,626,264	—	—	39,297	—	11,030,279	11,030,279
DWS ESG Liquidity Fund “Capital Shares”, 0.15% (j)
3,384	22	—	—	(2)	22	—	3,404	3,404
12,630,843	308,071,544	302,626,264	—	(2)	80,928	—	18,076,121	18,076,121
*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)	Variable or floating rate security. These securities are shown at their current rate as of January 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.
(c)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at January 31, 2021 amounted to $6,777,442, which is 1.5% of net assets.
(d)	When-issued, delayed delivery or forward commitment securities included.
(e)	Perpetual, callable security with no stated maturity date.
(f)	Government-backed debt issued by financial companies or government sponsored enterprises.
(g)	Annualized yield at time of purchase; not a coupon rate.
(h)	At January 31, 2021, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(i)	Investment was valued using significant unobservable inputs.
(j)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(k)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(l)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended January 31, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The accompanying notes are an integral part of the financial statements.
30 |	DWS Total Return Bond Fund

CLO: Collateralized Loan Obligation
Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.
LIBOR: London Interbank Offered Rate
OAO: Otkrytoe Aktsionernoe Obschestvo (Russian: Open Joint Stock Corporation)
PJSC: Public Joint Stock Company
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.
At January 31, 2021, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long U.S. Treasury Bond	USD	3/22/2021	7	1,506,987	1,433,031	(73,956)
At January 31, 2021, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Ultra 10 Year U.S. Treasury Note	USD	3/22/2021	189	29,428,988	29,073,516	355,472
At January 31, 2021, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	7,600,000	USD	8,925,698	2/05/2021	(298,255)	Bank of America, N.A.
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 31

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of January 31, 2021 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$294,867,973	$ —	$294,867,973
Mortgage-Backed Securities Pass-Throughs	—	57,124,920	—	57,124,920
Asset-Backed (a)	—	31,793,786	—	31,793,786
Commercial Mortgage-Backed Securities	—	17,192,724	—	17,192,724
Collateralized Mortgage Obligations	—	36,255,370	—	36,255,370
Government & Agency Obligations (a)	—	22,892,273	—	22,892,273
Short-Term U.S. Treasury Obligations	—	4,998,133	—	4,998,133
Warrants	—	—	16,772	16,772
Short-Term Investments (a)	18,076,121	—	—	18,076,121
Derivatives (b)
Futures Contracts	355,472	—	—	355,472
Total	$18,431,593	$465,125,179	$16,772	$483,573,544
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (73,956)	$ —	$ —	$ (73,956)
Forward Foreign Currency Contracts	—	(298,255)	—	(298,255)
Total	$ (73,956)	$ (298,255)	$ —	$ (372,211)
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
32 |	DWS Total Return Bond Fund

Statement of Assets and Liabilities
as of January 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $444,547,398) — including $6,777,442 of securities loaned	$ 465,141,951
Investment in DWS Government & Agency Securities Portfolio (cost $7,042,438)*	7,042,438
Investment in affiliated Underlying Funds, at value (cost $11,033,684)	11,033,683
Cash	9,218
Foreign currency, at value (cost $69)	42
Receivable for investments sold	4,970,247
Receivable for investments sold — when-issued securities	127,275
Receivable for Fund shares sold	411,645
Interest receivable	3,002,211
Receivable for variation margin on futures contracts	84,268
Foreign taxes recoverable	8,585
Other assets	50,068
Total assets	491,881,631
Liabilities
Payable upon return of securities loaned	7,042,438
Payable for investments purchased — when-issued securities	36,881,639
Payable for Fund shares redeemed	424,672
Unrealized depreciation on forward foreign currency contracts	298,255
Accrued management fee	98,113
Accrued Trustees' fees	4,684
Other accrued expenses and payables	456,409
Total liabilities	45,206,210
Net assets, at value	$ 446,675,421
Net Assets Consist of
Distributable earnings (loss)	(35,760,276)
Paid-in capital	482,435,697
Net assets, at value	$ 446,675,421
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 33

Statement of Assets and Liabilities as of January 31, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($241,636,564 ÷ 21,134,838 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.43
Maximum offering price per share (100 ÷ 97.25 of $11.43)	$ 11.75
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share
($13,405,899 ÷ 1,171,438 outstanding shares of beneficial interest,
$.01 par value, unlimited number of shares authorized)	$ 11.44
Class R
Net Asset Value, offering and redemption price per share ($292,497 ÷ 25,582 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.43
Class R6
Net Asset Value, offering and redemption price per share ($50,627 ÷ 4,448 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.38
Class S
Net Asset Value, offering and redemption price per share ($153,622,971 ÷ 13,436,526 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.43
Institutional Class
Net Asset Value, offering and redemption price per share ($37,666,863 ÷ 3,306,034 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.39
The accompanying notes are an integral part of the financial statements.
34 |	DWS Total Return Bond Fund

Statement of Operations
for the year ended January 31, 2021

Investment Income
Income:
Interest (net of foreign taxes withheld of $1,805)	$ 13,693,715
Income distributions from affiliated Underlying Funds	39,319
Securities lending income, net of borrower rebates	41,609
Total income	13,774,643
Expenses:
Management fee	1,855,173
Administration fee	451,071
Services to shareholders	660,724
Distribution and service fees	751,808
Custodian fee	10,345
Professional fees	137,458
Reports to shareholders	68,141
Registration fees	87,858
Trustees' fees and expenses	17,640
Other	36,972
Total expenses before expense reductions	4,077,190
Expense reductions	(563,952)
Total expenses after expense reductions	3,513,238
Net investment income	10,261,405
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Non-affiliated investments	11,355,350
Swap contracts	8,515,016
Futures	(2,401,384)
Forward foreign currency contracts	(524,252)
Foreign currency	147,011
17,091,741
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	(2)
Non-affiliated investments	(3,087,068)
Swap contracts	(10,897)
Futures	695,165
Forward foreign currency contracts	(331,364)
Foreign currency	59
(2,734,107)
Net gain (loss)	14,357,634
Net increase (decrease) in net assets resulting from operations	$ 24,619,039
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 35

Statements of Changes in Net Assets
	Years Ended January 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income (loss)	$ 10,261,405	$ 11,229,753
Net realized gain (loss)	17,091,741	7,255,478
Change in net unrealized appreciation (depreciation)	(2,734,107)	17,609,972
Net increase (decrease) in net assets resulting from operations	24,619,039	36,095,203
Distributions to shareholders:
Class A	(5,026,187)	(5,078,663)
Class C	(233,706)	(247,265)
Class R	(5,397)	(8,432)
Class R6	(2,194)	(1,042) *
Class S	(3,610,227)	(5,079,625)
Institutional Class	(1,147,075)	(2,879,553)
Total distributions	(10,024,786)	(13,294,580)
Fund share transactions:
Proceeds from shares sold	86,803,750	77,269,738
Reinvestment of distributions	9,278,462	12,348,862
Payments for shares redeemed	(172,065,446)	(117,041,241)
Net assets acquired in tax-free reorganization	—	214,897,704 **
Net increase (decrease) in net assets from Fund share transactions	(75,983,234)	187,475,063
Increase (decrease) in net assets	(61,388,981)	210,275,686
Net assets at beginning of period	508,064,402	297,788,716
Net assets at end of period	$ 446,675,421	$ 508,064,402
*	For the period from August 1, 2019 (commencement of operations of Class R6) through January 31, 2020.
**	On August 5, 2019, DWS Multisector Income Fund was acquired by the Fund through a tax-free reorganization (See Note G)
The accompanying notes are an integral part of the financial statements.
36 |	DWS Total Return Bond Fund

Financial Highlights
DWS Total Return Bond Fund — Class A
	Years Ended January 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.05	$10.36	$10.76	$10.63	$10.51
Income (loss) from investment operations:
Net investment income[a]	.24	.28	.34	.31	.27
Net realized and unrealized gain (loss)	.38	.76	(.38)	.14	.10
Total from investment operations	.62	1.04	(.04)	.45	.37
Less distributions from:
Net investment income	(.24)	(.35)	(.36)	(.32)	(.25)
Net asset value, end of period	$11.43	$11.05	$10.36	$10.76	$10.63
Total Return (%)[b,c]	5.63	10.16	(.26)	4.40	3.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	242	240	90	102	51
Ratio of expenses before expense reductions (%)	.96	.98	1.05	1.07	1.13
Ratio of expenses after expense reductions (%)	.84	.84	.84	.85	.88
Ratio of net investment income (%)	2.13	2.55	3.24	2.89	2.49
Portfolio turnover rate (%)	143	211	187	189	264
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 37

DWS Total Return Bond Fund — Class C
	Years Ended January 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.06	$10.36	$ 10.76	$10.63	$10.51
Income (loss) from investment operations:
Net investment income[a]	.16	.18	.26	.23	.18
Net realized and unrealized gain (loss)	.37	.79	(.37)	.14	.10
Total from investment operations	.53	.97	(.11)	.37	.28
Less distributions from:
Net investment income	(.15)	(.27)	(.29)	(.24)	(.16)
Net asset value, end of period	$11.44	$11.06	$ 10.36	$10.76	$10.63
Total Return (%)[b],[c]	4.84	9.43	(1.01)	3.52	2.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	19	3	9	2
Ratio of expenses before expense reductions (%)	1.71	1.70	1.80	1.83	1.93
Ratio of expenses after expense reductions (%)	1.59	1.59	1.59	1.59	1.63
Ratio of net investment income (%)	1.39	1.69	2.46	2.14	1.73
Portfolio turnover rate (%)	143	211	187	189	264
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
38 |	DWS Total Return Bond Fund

DWS Total Return Bond Fund — Class R
	Years Ended January 31,			Period Ended
	2021	2020	2019	1/31/18 [a]
Selected Per Share Data
Net asset value, beginning of period	$11.05	$10.36	$10.76	$10.83
Income (loss) from investment operations:
Net investment income[b]	.21	.26	.31	.07
Net realized and unrealized gain (loss)	.38	.75	(.37)	(.06)
Total from investment operations	.59	1.01	(.06)	.01
Less distributions from:
Net investment income	(.21)	(.32)	(.34)	(.08)
Net asset value, end of period	$11.43	$11.05	$10.36	$10.76
Total Return (%)[c]	5.37	9.88	(.51)	.08 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	292	292	259	390
Ratio of expenses before expense reductions (%)	1.37	1.36	1.42	1.33 **
Ratio of expenses after expense reductions (%)	1.09	1.09	1.09	1.09 **
Ratio of net investment income (%)	1.88	2.44	2.98	2.61 **
Portfolio turnover rate (%)	143	211	187	189 [d]
[a]	For the period from October 27, 2017 (commencement of operations) to January 31, 2018.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended January 31, 2018.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 39

DWS Total Return Bond Fund — Class R6
	Year Ended January 31,	Period Ended
	2021	1/31/20 [a]
Selected Per Share Data
Net asset value, beginning of period	$11.01	$10.86
Income (loss) from investment operations:
Net investment income[b]	.26	.14
Net realized and unrealized gain	.37	.17
Total from investment operations	.63	.31
Less distributions from:
Net investment income	(.26)	(.16)
Net asset value, end of period	$11.38	$11.01
Total Return (%)[c]	5.82	2.91 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	51	72
Ratio of expenses before expense reductions (%)	.64	.75 **
Ratio of expenses after expense reductions (%)	.59	.59 **
Ratio of net investment income (%)	2.34	2.61 **
Portfolio turnover rate (%)	143	211 [d]
[a]	For the period from August 1, 2019 (commencement of operations) to January 31, 2020.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover for the year ended January 31, 2020.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
40 |	DWS Total Return Bond Fund

DWS Total Return Bond Fund — Class S
	Years Ended January 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.05	$10.36	$10.76	$10.63	$10.51
Income (loss) from investment operations:
Net investment income[a]	.27	.31	.36	.34	.29
Net realized and unrealized gain (loss)	.37	.75	(.37)	.14	.10
Total from investment operations	.64	1.06	(.01)	.48	.39
Less distributions from:
Net investment income	(.26)	(.37)	(.39)	(.35)	(.27)
Net asset value, end of period	$11.43	$11.05	$10.36	$10.76	$10.63
Total Return (%)[b]	5.90	10.43	(.01)	4.66	3.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	154	161	132	150	121
Ratio of expenses before expense reductions (%)	.72	.74	.76	.83	.88
Ratio of expenses after expense reductions (%)	.59	.59	.59	.60	.63
Ratio of net investment income (%)	2.38	2.92	3.49	3.15	2.74
Portfolio turnover rate (%)	143	211	187	189	264
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	| 41

DWS Total Return Bond Fund — Institutional Class
	Years Ended January 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.01	$10.31	$10.71	$10.58	$10.46
Income (loss) from investment operations:
Net investment income[a]	.27	.31	.36	.34	.29
Net realized and unrealized gain (loss)	.37	.76	(.37)	.14	.10
Total from investment operations	.64	1.07	(.01)	.48	.39
Less distributions from:
Net investment income	(.26)	(.37)	(.39)	(.35)	(.27)
Net asset value, end of period	$11.39	$11.01	$10.31	$10.71	$10.58
Total Return (%)[b]	5.91	10.57	(.03)	4.77	3.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	88	73	94	28
Ratio of expenses before expense reductions (%)	.69	.69	.71	.75	.77
Ratio of expenses after expense reductions (%)	.59	.59	.59	.59	.63
Ratio of net investment income (%)	2.40	2.92	3.49	3.15	2.73
Portfolio turnover rate (%)	143	211	187	189	264
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
42 |	DWS Total Return Bond Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Total Return Bond Fund (the “Fund”) is a diversified series of Deutsche DWS Portfolio Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
DWS Total Return Bond Fund	| 43

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services;
44 |	DWS Total Return Bond Fund

information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended January 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of January 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
DWS Total Return Bond Fund	| 45

As of January 31, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements  as of January 31, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$ 6,459,883	$ —	$ —	$ —	$ 6,459,883
Government & Agency Obligations	582,555	—	—	—	582,555
Total Borrowings	$ 7,042,438	$ —	$ —	$ —	$ 7,042,438
Gross amount of recognized liabilities for securities lending transactions:					$ 7,042,438
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to hold cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
46 |	DWS Total Return Bond Fund

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon current interpretation of tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At January 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $56,090,000, including short-term losses ($19,682,000) and long-term losses ($36,408,000), which may be applied against realized net taxable capital gains indefinitely. Capital Loss Carryforwards from this Fund may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.
The Fund has reviewed the tax positions for the open tax years as of January 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ
DWS Total Return Bond Fund	| 47

significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At January 31, 2021, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 557,977
Capital loss carryforwards	$ (56,090,000)
Net unrealized appreciation (depreciation) on investments	$ 19,858,380
At January 31, 2021, the aggregate cost of investments for federal income tax purposes was $463,359,692. The net unrealized appreciation for all investments based on tax cost was $19,858,380. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $22,869,859 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,011,479.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended January 31,
	2021	2020
Distributions from ordinary income*	$ 10,024,786	$ 13,294,580
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation
48 |	DWS Total Return Bond Fund

payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/ accreted for financial reporting purposes.
B.	Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an
DWS Total Return Bond Fund	| 49

underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended January 31, 2021, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of January 31, 2021. For the year ended January 31, 2021, the investment on the credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $28,500,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended January 31, 2021, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received
50 |	DWS Total Return Bond Fund

by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of January 31, 2021 is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2021, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $1,433,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $9,909,000 to $29,074,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended January 31, 2021, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of January 31, 2021 is included in the table following the Fund’s Investment Portfolio. For the year ended January 31, 2021, the investment in forward currency
DWS Total Return Bond Fund	| 51

contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $8,228,000 to $13,291,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,131,000.
The following tables summarize the value of the Fund's derivative instruments held as of January 31, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Futures Contracts
Interest Rate Contracts (a)	$ 355,472
The above derivative is located in the following Statement of Assets and Liabilities account:
(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (73,956)	$ (73,956)
Foreign Exchange Contracts (b)	(298,255)	—	(298,255)
	$ (298,255)	$ (73,956)	$ (372,211)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2021 and the related location in the accompanying Statement
52 |	DWS Total Return Bond Fund

of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ (2,401,384)	$ (2,401,384)
Credit Contracts (a)	—	8,515,016	—	8,515,016
Foreign Exchange Contracts (b)	(524,252)	—	—	(524,252)
	$(524,252)	$8,515,016	$ (2,401,384)	$ 5,589,380
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Net realized gain (loss) from futures and swap contracts, respectively
(b)	Net realized gain (loss) from forward foreign currency contracts
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ 695,165	$ 695,165
Credit Contracts (a)	—	(10,897)	—	(10,897)
Foreign Exchange Contracts (b)	(331,364)	—	—	(331,364)
	$ (331,364)	$ (10,897)	$ 695,165	$ 352,904
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Change in net unrealized appreciation (depreciation) on futures and swap contracts, respectively
(b)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
As of January 31, 2021, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and
DWS Total Return Bond Fund	| 53

Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America, N.A.	$ 298,255	$ —	$ —	$ 298,255
C.	Purchases and Sales of Securities
During the year ended January 31, 2021, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$513,393,182	$507,751,022
U.S. Treasury Obligations	$135,091,017	$191,249,599
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Next $2.5 billion of such net assets	.355%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%
Accordingly, for the year ended January 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate
54 |	DWS Total Return Bond Fund

(exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund’s average daily net assets.
For the period from February 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.84%
Class C	1.59%
Class R	1.09%
Class R6	.59%
Class S	.59%
Institutional Class	.59%
For the year ended January 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 293,736
Class C	21,334
Class R	838
Class R6	48
Class S	196,599
Institutional Class	51,397
$ 563,952
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2021, the Administration Fee was $451,071, of which $36,937 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent
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functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at January 31, 2021
Class A	$ 104,577	$ 18,179
Class C	3,121	511
Class R	206	38
Class R6	50	13
Class S	101,899	17,852
Institutional Class	1,520	150
	$ 211,373	$ 36,743
In addition, for the year ended January 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 216,249
Class C	18,615
Class R	636
Class S	96,311
Institutional Class	50,656
$ 382,467
Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended January 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at January 31, 2021
Class C	$ 130,228	$ 9,159
Class R	735	68
	$ 130,963	$ 9,227
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In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at January 31, 2021	Annual Rate
Class A	$ 576,988	$ 110,928.24%
Class C	43,122	6,589.25%
Class R	735	182.25%
	$ 620,845	$ 117,699
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2021 aggregated $3,384.
In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C shares. For the year ended January 31, 2021, the CDSC for Class C shares aggregated $129. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended January 31, 2021, DDI received $7,585 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended January 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $3,710, of which $217 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its
DWS Total Return Bond Fund	| 57

proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended January 31, 2021, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $3,129.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2021.
F.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended January 31, 2021		Year Ended January 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,456,365	$ 27,548,578	1,499,371	$ 16,254,796
Class C	181,646	2,042,157	102,093	1,101,970
Class R	3,472	38,813	2,504	26,716
Class R6	7,156	81,238	1,041 *	11,307 *
Class S	3,018,612	33,936,887	2,490,784	27,067,471
Institutional Class	2,069,934	23,156,077	3,047,507	32,807,478
		$ 86,803,750		$ 77,269,738
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	Year Ended January 31, 2021		Year Ended January 31, 2020
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	415,971	$ 4,654,414	434,493	$ 4,701,052
Class C	20,016	223,749	21,377	232,743
Class R	483	5,396	785	8,432
Class R6	196	2,194	96 *	1,042 *
Class S	290,644	3,252,723	421,458	4,534,252
Institutional Class	103,364	1,139,986	267,976	2,871,341
		$ 9,278,462		$ 12,348,862
Shares redeemed
Class A	(3,420,887)	$ (38,348,554)	(3,500,789)	$ (38,016,843)
Class C	(757,267)	(8,554,747)	(480,460)	(5,239,003)
Class R	(4,802)	(53,426)	(1,880)	(20,331)
Class R6	(9,410)	(107,275)	(13) *	(140) *
Class S	(4,434,896)	(49,711,650)	(3,603,842)	(39,042,690)
Institutional Class	(6,853,862)	(75,289,794)	(3,208,957)	(34,722,234)
		$ (172,065,446)		$ (117,041,241)
Shares issued in tax-free reorganization**
Class A	—	$ —	14,537,699	$ 158,447,665
Class C	—	—	1,795,084	19,583,364
Class R6	—	—	5,382 *	58,447 *
Class S	—	—	2,537,206	27,653,421
Institutional Class	—	—	842,965	9,154,807
		$ —		$ 214,897,704
DWS Total Return Bond Fund	| 59

	Year Ended January 31, 2021		Year Ended January 31, 2020
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(548,551)	$ (6,145,562)	12,970,774	$ 141,386,670
Class C	(555,605)	(6,288,841)	1,438,094	15,679,074
Class R	(847)	(9,217)	1,409	14,817
Class R6	(2,058)	(23,843)	6,506 *	70,656 *
Class S	(1,125,640)	(12,522,040)	1,845,606	20,212,454
Institutional Class	(4,680,564)	(50,993,731)	949,491	10,111,392
		$ (75,983,234)		$ 187,475,063
*	For the period from August 1, 2019 (commencement of operations of Class R6) through January 31, 2020.
**	On August 5, 2019, DWS Multisector Income Fund was acquired by the Fund through a tax-free reorganization (See Note G)
G.	Acquisition of Assets
On August 5, 2019, the Fund acquired all of the net assets of DWS Multisector Income Fund pursuant to a plan of reorganization approved by Board of Trustees of DWS Multisector Income Fund and the Board of Trustees of DWS Total Return Bond Fund in May 2019. The acquisition was accomplished by a tax-free exchange of 35,042,220 Class A shares, 4,299,532 Class C shares, 12,929 Class R6 shares, 6,098,246 Class S shares and 2,020,883 Institutional Class shares of DWS Multisector Income Fund for 14,537,699 Class A shares, 1,795,084 Class C shares, 5,382 Class R6 Shares 2,537,206 Class S shares and 842,965 Institutional Class shares of the Fund, respectively, outstanding on August 5, 2019. DWS Multisector Income Fund’s net assets at that date, $214,897,704 including $6,380,452 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $322,314,041. The combined net assets of the Fund immediately following the acquisition were $537,211,745.
H.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in
60 |	DWS Total Return Bond Fund

place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Portfolio Trust and Shareholders of DWS Total Return Bond Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Total Return Bond Fund (the “Fund”) (one of the funds constituting Deutsche DWS Portfolio Trust) (the “Trust”), including the investment portfolio, as of January 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Portfolio Trust) at January 31, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended January 31, 2017, January 31, 2018 and January 31, 2019, were audited by another independent registered public accounting firm whose report, dated March 21, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the
62 |	DWS Total Return Bond Fund

effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
March 24, 2021
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Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2020 to January 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
64 |	DWS Total Return Bond Fund

Expenses and Value of a $1,000 Investment
for the six months ended January 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 8/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/21	$1,006.64	$1,002.84	$1,005.36	$1,007.00	$1,007.90	$1,007.90
Expenses Paid per $1,000*	$ 4.24	$ 8.00	$ 5.49	$ 2.98	$ 2.98	$ 2.98
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 8/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/21	$1,020.91	$1,017.14	$1,019.66	$1,022.17	$1,022.17	$1,022.17
Expenses Paid per $1,000*	$ 4.27	$ 8.06	$ 5.53	$ 3.00	$ 3.00	$ 3.00
*	Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS Total Return Bond Fund	.84%	1.59%	1.09%	.59%	.59%	.59%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
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Tax Information	(Unaudited)
A total of 7% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
66 |	DWS Total Return Bond Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Total Return Bond Fund's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the "Independent Trustees").
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries
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throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2019.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions,
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Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the
DWS Total Return Bond Fund	| 69

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The
70 |	DWS Total Return Bond Fund

Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
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Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	72	—
72 |	DWS Total Return Bond Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	72	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	72	—
DWS Total Return Bond Fund	| 73

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	72	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	72	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	72	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	72	—
74 |	DWS Total Return Bond Fund

Officers4

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director, [3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary July 14, 2006–December 31, 2010) and Secretary January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director, [3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director, [3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director, [3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director, [3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
DWS Total Return Bond Fund	| 75

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director, [3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Executive title, not a board directorship.
[4]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[6]	Address: 875 Third Avenue, New York, NY 10022.
[7]	Address: 100 Summer Street, Boston, MA 02110.
[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
76 |	DWS Total Return Bond Fund

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
DWS Total Return Bond Fund	| 77

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 305	25157W 404	25157W 503
Fund Number	463	763	2063	1463
For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
	Class R	Class R6
Nasdaq Symbol	SZIRX	SZIWX
CUSIP Number	25157W 842	25157W 834
Fund Number	1563	1663
78 |	DWS Total Return Bond Fund

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DTRBF-2
(R-026258-10 3/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Total Return Bond Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$102,433	$0	$8,988	$0
2020	$102,433	$0	$9,770	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$650,763	$0
2020	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$8,988	$650,763	$0	$659,751
2020	$9,770	$740,482	$0	$750,252

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Total Return Bond Fund, a series of Deutsche DWS Portfolio Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	4/1/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	4/1/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	4/1/2021